Exhibit 99.2 Southern California Bancorp + California BanCorp Transformational Merger Creating a Premier California Business Bank January 30, 2024

Forward Looking Statements This communication may contain certain forward-looking statements, including but not limited to certain plans, expectations, projections and statements about the benefits of the proposed merger (the “Merger”) of Southern California Bancorp (“SCB”) and California BanCorp (“CBC”), the timing of completion of the Merger, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Factors that could cause or contribute to results differing from those in or implied in the forward-looking statements include but are not limited to the occurrence of any event, change or other circumstances that could give rise to the right of SCB or CBC to terminate their agreement with respect to the Merger; the outcome of any legal proceedings that may be instituted against SCB or CBC; delays in completing the Merger; the failure to obtain necessary regulatory approvals (and the risk that such approvals impose conditions that could adversely affect the combined company or the expected benefits of the Merger); the failure to obtain shareholder approvals or to satisfy any of the other conditions to the Merger on a timely basis or at all; the ability to complete the Merger and integration of SCB and CBC successfully; costs being greater than anticipated; cost savings being less than anticipated; changes in economic conditions; the risk that the Merger disrupts the business of SCB, CBC or both; difficulties in retaining senior management, employees or customers; the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; and other factors that may affect the future results of SCB and CBC. Additional factors that could cause results to differ materially from those described above can be found in SCB’s amended Registration Statement on Form 10 filed on April 24, 2023, which is on file with the Securities and Exchange Commission (the “SEC”) and is available in the “Investor Relations” section of SCB’s website, www.banksocal.com, in CBC’s Annual Report on Form 10-K for the year ended December 31, 2022 which is on file with the SEC and is available in the “Investor Relations” section of CBC’s website, www.californiabankofcommerce.com, and in other documents that SCB and CBC file with the SEC. Investors may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither SCB nor CBC assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

Disclaimer ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the Merger, SCB will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of SCB and CBC and a prospectus of SCB, as well as other relevant documents concerning the proposed transaction. Certain matters in respect of the Merger will be submitted to SCB’s and CBC’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about SCB and CBC, without charge, at the SEC’s website, www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, in the “Investor Relations” section of SCB’s website at www.banksocal.com (for SCB’s filings) and in the “Investor Relations” section of CBC’s website, www.californiabankofcommerce.com (for CBC’s filings). PARTICIPANTS IN THE SOLICITATION SCB, CBC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SCB and CBC in connection with the Merger. Information regarding SCB’s directors and executive officers and their ownership of SCB common stock is available in SCB’s definitive proxy statement for its 2023 annual meeting of shareholders filed with the SEC on June 13, 2023 and other documents filed by SCB with the SEC. Information regarding CBC’s directors and executive officers and their ownership of CBC common stock is available in CBC’s definitive proxy statement for its 2023 annual meeting of shareholders filed with the SEC on April 20, 2023 and other documents filed by CBC with the SEC. Other information regarding the participants in the proxy solicitation and their ownership of common stock will be contained in the joint proxy statement/prospectus relating to the Merger. Free copies of these documents may be obtained as described in the preceding paragraph. 3

Table of Contents 1. Executive Summary 2. Financial Impact 3. Merger Rationale 4. Conclusions

Executive Summary

Strategic Rationale $4.6B $3.6B $3.8B $384M CALB Full-Service Branch (1) Total Total Total Tangible Common CALB Regional Office (4) Assets Loans Deposits Equity BCAL Branches (13) Creates a premier California business bank by combining two high performing financial institutions in California’s best markets Sacramento True merger of equals uniting top talent of two institutions with shared Bay Area vision, values and client-centric focus Enhanced scale allows further investment in technology to better manage risk, increase efficiency and enhance the client experience Adds complementary business lines and diversified lending verticals to Los Angeles each client base Generates significant value for both companies’ shareholders immediately San Diego with strong earnings accretion and enhanced profitability metrics 6

A Premier California Business Banking Franchise Pro Forma Franchise • Best in class commercial deposit • Combined footprint across the strongest markets • Branch light, commercial focused base in California, providing ample opportunity for business bank building scale and increasing market share • Geographic reach across meaningful • Strong middle market relationships Southern California markets• Complementary business banking models with a throughout the largest concentrated strong deposit base that provides funding for business markets in California • Commercial banking focused on high further growth in various lending verticals touch client service to small and • Seasoned C&I professionals with a medium sized businesses and middle • Disciplined underwriting with best-in-class asset focus on relationship management in market companies quality metrics Northern California markets • Strong management team with • Unites like-minded institutions that share the • Experienced credit team with proven track record of successful same client-centric focus and culture conservative underwriting practices M&A and MoE execution and • Mutual strategic outlook on growth of the pro integration forma franchise lowers execution risk 7

Transaction Summary § 100% common stock § Fixed exchange ratio: CALB shareholders to receive 1.59 BCAL shares for each CALB share Structure & § CALB options will be cashed out upon consummation of the transaction Consideration (1) § Total value to CALB shareholders of $26.54, or approximately $234 million § Ownership split: 57.1% BCAL | 42.9% CALB § Holding company and bank name to be determined prior to closing Brand & Headquarters § Headquarters: San Diego, California § Executive Chairman: David Rainer (BCAL) § Chief Executive Officer: Steven Shelton (CALB) Executive Leadership § President: Rich Hernandez (BCAL) Team § Chief Operating Officer: Tom Sa (CALB) § Chief Financial Officer: Tom Dolan (BCAL) Board of Directors§ 12 board members: 6 from BCAL, 6 from CALB § Subject to receipt of approvals from BCAL and CALB shareholders and customary regulatory approvals Other § Anticipated closing in mid-2024 (1) Based on a closing price of BCAL common stock of $16.69 as of 1/29/2024. Includes value of CALB restricted stock units that will be 8 assumed by BCAL.

Experienced and Proven Leadership Executive Management Team Board of Directors 6 6 David Rainer Steve Shelton Executive Chairman Chief Executive Officer Rich Hernandez Tom Sa Tom Dolan President Chief Operating Officer Chief Financial Officer 9

Financial Impact

Key Financial Assumptions § Cost savings equal to approximately 15% of combined noninterest expense base Cost Savings § No revenue synergies modeled Merger Related Expenses§ One-time pre-tax merger expenses of approximately $19.5 million (100% booked at close) § Gross loan credit mark of $33.4 million, or 2.0% of CALB’s loans at close – $14.9 million (45%) allocated to purchase credit deteriorated (“PCD”) loans – $18.5 million (55%) allocated to non-PCD loans (accreted into earnings over 5 years) Estimated Credit and – Day 2 CECL reserve of 1.0x non-PCD credit mark; $13.0 million net impact to equity at close Fair Value Marks § $45.8 million loan interest rate mark (accreted into earnings over 5 years) § $10.2 million write-down on the held-to-maturity securities portfolio (accreted into earnings over 5 years) § $4.8 million write-down on subordinated debt (accreted into earnings over 5 years) § Core deposit intangible of 3.25% of CALB’s non-time deposits (amortized over 10 years) Other § Pre-tax cost of cash of 5.25% and marginal tax rate of 29.5% 11

Compelling Financial Impact GAAP Metrics Excluding Rate Marks 48% 41% 24% 18% Earnings Benefit to Both 2025 EPS 2025 EPS 2025 EPS 2025 EPS Shareholders Accretion / (Dilution) Accretion / (Dilution) Accretion / (Dilution) Accretion / (Dilution) (18%) 2.9 yrs (10%) 2.6 yrs Manageable TBV Dilution TBV TBV TBV TBV and Earnback Accretion / (Dilution) Earnback Accretion / (Dilution) Earnback 8.7% 12.0% 93% Strong Capital and TCE / TA Total Risk-Based Loan-to-Deposit Liquidity Ratios Ratio Capital Ratio Ratio 1.6% 17.9% 45.1% Enhanced Profitability 2025E 2025E 2025E ROAA ROATCE Efficiency Ratio 12

Pro Forma Performance vs. Peers Potential Benefit 2025E ROAA (%) 2.03 1.63 1.56 1.15 1.15 1.09 1.05 0.99 0.99 0.99 0.90 0.87 0.67 0.55 Pro Peer +0.41% +0.51% WABC CCB Pro BCAL FSBC FSBW CALB BCML Median HTBK BSRR HFWA BMRC MYFW Forma Median Forma 2025E ROATCE (%) 21.6 17.9 15.4 14.4 12.7 11.0 10.7 10.3 10.3 10.1 9.9 8.8 7.6 7.5 Pro Peer CCB Pro WABC FSBC FSBW BSRR Median CALB HTBK BCAL HFWA BCML MYFW BMRC +7.9% +7.6% Forma Median Forma 2025E Efficiency Ratio (%) 72.1 66.6 65.5 65.8 62.2 62.8 61.6 59.8 57.6 57.1 45.1 46.1 41.1 38.0 Pro Peer -12.5% -14.7% WABC FSBC Pro CCB HTBK BCAL CALB BCML Median BSRR HFWA FSBW BMRC MYFW Forma Median Forma Note I: Management estimates used for BCAL and CALB. Consensus estimates per FactSet used for peers. Data as of 1/29/2024. Note II: The gray bars in each graph represent the performance of the peers within the following peer group: major exchange-traded banks headquartered in the Western Region (AK, AZ, CA, CO, HI, ID, MT, NM, NV, OR, UT, WA or WY) with $2.5 - $7.5 billion in assets; excludes ethnic banks, merger targets, fintech banks & banks without 13 consensus estimates. Note III: Median does not include BCAL, CALB or the Pro Forma franchise.

Merger Rationale

Attractive Market Position

California is the largest banking market in the United States

$3.7T	4th	39M	~1.4M
California GDP	Largest economy in the world, behind Germany and ahead of India	2022 Population	Small Businesses

Southern California is the largest banking market in California

$1.4T	16th	22M	~1M
Combined GDP	Largest economy in the world, behind Spain and ahead of Indonesia	2022 Population	Small Businesses

Bay Area and Sacramento MSAs bolster market position in California

$0.9T	5th and 32nd	7M	>400K
Combined GDP	Largest economies in the United States, respectively (out of 385 MSAs)	2022 Population	Small Businesses

Southern California Bancorp | California BanCorp

Source: Federal Deposit Insurance Corporation, Federal Reserve Bank of St. Louis Economic Data (FRED), U.S. Bureau of Economic Analysis, International Monetary Fund, S&P Capital IQ Pro, Employment Development Department State of California, and U.S. SBA Office of Advocacy.

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Aligned Vision § Both banks bring skill sets unique to the business banking landscape, leveraging sophisticated underwriting capabilities and treasury management offerings Strategic § Shared vision on areas of focus and direction of growth Strategic strategies § Operationally aligned companies, both targeting privately owned mid-market businesses tucked away at larger banks Operational § Trusted relationship-based C&I presence in the largest California markets § Each bank speaks the same language, with overlapping cultures across management and strategy Operational Cultural Cultural § Proven cultures of growth and execution through experienced management teams 16

Focused in Large and Growing Markets Southern California Bay Area / Northern California Los Angeles Orange Riverside Ventura San Diego San Francisco Marin Contra Costa Santa Clara Alameda Sacramento 9.7M 3.2M 2.5M 833K 3.3M 808K 256K 1.2M 1.9M 1.6M 1.6M 542K 139K 77K 29K 125K 63K 13K 37K 78K 69K 67K $83,411 $109,361 $84,505 $102,141 $96,974 $136,689 $142,019 $120,020 $153,192 $122,488 $84,010 $850K $1.1M $606K $815K $875K $1.2M $1.4M $750K $1.4M $1.1M $515K Source: S&P Global, World population review, Census.gov, Redfin, and Employment Development Department State of California. 17 Note: Number of businesses with 1 – 499 employees. Note: Median home price as of December 2023. Median Median # of Small Home Household Population County Businesses Price Income

Market Opportunity in California >1M Businesses Nearly 400K small businesses exist in the Bay Area and >300K Businesses Sacramento >150K Businesses >100K Businesses >75K Businesses Over 1M small businesses exist in Southern California >50K Businesses Source: Employment Development Department State of California and U.S. SBA Office of Advocacy. 18

Pro Forma Loan & Deposit Composition Loan Composition C&I C&I C&I Consumer & Consumer & Consumer & Other 22% Sponsor 17% 28% Other Other 0.4% Finance 0.2% 0.3% 6% Well-diversified Construction ✔ Construction & Land Construction credit portfolio & Land 3% & Land Sponsor 8% 12% Finance Pro Forma 14% Strong ✔ Underwriting Real Estate Real Estate Loans Loans Real Estate 64% 71% Loans 55% Premier California ✔ C&I Lender Gross Loans: $1.96 B Gross Loans: $1.56 B Gross Loans: $3.52 B Yield on Loans: 6.15% Yield on Loans: 6.24% Yield on Loans: 6.19% Deposit Composition Time Other-Interest Other-Interest Time Deposits Other-Interest Bearing Bearing Deposits 19% Bearing 46% Stable core 52% Time 16% NIB - Sponsor 38% ✔ Deposits NIB - Sponsor deposit base Finance 13% Finance 3% 1% Pro Forma IB - Sponsor IB - Sponsor Meaningful NIB Finance Finance ✔ 2% 1% deposits Other Non- Other Non- Other Non- Interest Bearing Interest Bearing Interest Bearing 35% 38% 36% Minimal reliance ✔ on time deposits Total Deposits: $1.94 B Total Deposits: $1.63 B Total Deposits: $3.57 B Cost of Deposits: 1.82% Cost of Deposits: 2.17% Cost of Deposits: 1.98% Note: Pro forma information does not include purchase accounting adjustments. 19

Conclusions

Benefits to All Stakeholders Shareholders Employees Clients Community Materially accretive to Similar cultures focused on Ability to serve more Strong commitment to our both entities’ EPS, ROA its community, clients, and clients and service larger communities and ROE employees loans Opportunity to deepen Upside for shareholders Expanded roles and Upon close of the existing partnerships with with successful enhanced career paths at transaction, clients will community organizations integration, execution and the pro forma company benefit from a delivery of projected comprehensive banking Deep commitment to performance Strengthens the ability to product suite independent banking recruit and retain top- model Scale and performance talent across California Increased scale enables should command higher continued investments in trading / exit multiples its people, technology, and client experience 21

Potential Market Value Creation Significant Potential Value Created Through Cost Savings $616M (1) $107M § $16.0 million in annual pre-tax cost savings identified $11M § Equal to 15% of combined company’s non-interest expenses After-tax Cost Savings $202M $202M § Size and performance of the pro forma company will likely command a higher trading / exit multiple versus both companies on a standalone basis § Operators and directors have experience in successful M&A transactions / integrations and a history of executing cost savings objectives $307M $307M Standalone Illustrative Market Cap Combined Value (1) Estimated market value increase gained from after-tax cost savings multiplied by 9.5x (peer median Price / 2025E EPS). Peers include 22 major exchange-traded banks headquartered in the Western Region (AK, AZ, CA, CO, HI, ID, MT, NM, NV, OR, UT, WA or WY) with $2.5 - $7.5 billion in assets; excludes ethnic banks, merger targets, fintech banks & banks without consensus estimates.

Collaborative Due Diligence Process Diligence Overview Process Diligence Focus Areas Finance and Accounting Treasury Management § Led by BCAL and CALB leadership teams § Dedication of company-wide resources and outside Commercial Banking Retail Banking advisors and consultants to assess benefits and Thorough opportunities of the merger Mutual § Deep dive into business lines, loan files, operations, and Diligence risk frameworks through extensive management meetings Credit Underwriting Asset Quality / Interest Rate Risk § Comprehensive third party credit due diligence comprised of both companies’ loan portfolios Compliance Legal and Regulatory § BCAL loan portfolio review: – 75.4% of total loans reviewed – 318 individual loans reviewed Operations Human Resources – $1.754 billion total loan balance reviewed Loan Review (1) Process § CALB loan portfolio review: Information Technology and Systems Cybersecurity – 76.2% of total loans reviewed – 312 individual loans reviewed – $1.664 billion total loan balance reviewed Audit Financial Reporting / Analysis (1) Per Gateway third party loan review. 23